UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2014

ONCOGENEX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	033-80623	95-4343413
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1522 217th Place S.E. Bothell, Washington	98021
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 487-9500

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 12, 2014, Susan Wyrick provided notice to OncoGenex Pharmaceuticals, Inc. (the “Company”) of her intention to resign as the Company’s Vice President, Finance and Principal Accounting Officer, effective July 11, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ONCOGENEX PHARMACEUTICALS, INC.

Date: June 16, 2014	/s/ Scott Cormack
Scott Cormack Chief Executive Officer